                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  -----------

                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                   December 7, 1998     (September 17, 1998)
                   -----------------------------------------
                Date of Report (Date of earliest event reported)

                         HEARST-ARGYLE TELEVISION, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                               000-27000                            74-271753
--------                               ---------                            ---------
(State of Organization)          (Commission File Number)         (IRS Employer Identification No.)



                               888 Seventh Avenue
                            New York, New York 10106
                            ------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (212) 649-2300
                                 --------------
              (Registrant's telephone number, including area code)

  Item #5. Other Events.
           ------------

       This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated September 17, 1998 (the "September 17 8-K") of Hearst Argyle Television, Inc., to replace the financial statements of Kelly Broadcasting Co. filed as
  Exhibit 99.1 on the September 17 8-K with the revised financial statements of Kelly Broadcasting Co. filed as Exhibit 99.1 hereto, and to include Kelly Broadcasting Co. financial statements for the nine-month periods ended September 30, 1998 and 1997.

  Item  #7. Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (c) Exhibits.

                    23.1  Consent of PricewaterhouseCoopers LLP.

                    99.1 Kelly Broadcasting Co. financial statements for the years ended December 31, 1997, 1996 and 1995, for the six-month periods ended June 30, 1998 and 1997, and for the nine-month periods ended September 30, 1998 and 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEARST-ARGYLE TELEVISION, INC.



                                   By:
                                      --------------------------------
                                   Dean H. Blythe
                                   Senior Vice President-
                                    Corporate Development, Secretary
                                    and General Counsel
Date: December 7, 1998

                                 EXHIBIT INDEX

Exhibit No.  Exhibit
-----------  -------

23.1         Consent of PricewaterhouseCoopers LLP.

99.1 Kelly Broadcasting Co. financial statements for the years ended December 31, 1997, 1996 and 1995, for the six-month periods ended June 30, 1998 and 1997, and for the nine-month periods ended September 30, 1998 and 1997.